Exhibit 99.4

The following communication was first sent to Axiall employees beginning on June 10, 2016.

Axiall – Westlake Sales and Customer Service FAQs / Key Messages

It is important during transitions like this to maintain strong levels of customer service and reassure our customers that our commitment to service levels will not be impacted by this announcement.

1.	What was announced?

•	Today, Axiall announced that it will join forces with Westlake to create a more formidable presence in the North American chlor-alkali and building products industries.

•	We believe this strategic combination will drive significant value for our customers and business partners as we create a North American chlorovinyls leader with a highly integrated chain, diverse product portfolio and a globally competitive cost structure.

2.	What will happen to our contract and service agreements?

•	Until the transaction is complete, it remains business as usual. There will be no immediate changes to your contract or services agreements.

•	As we work towards completing the transaction, I want to assure you that it’s our top priority to make this a smooth and seamless transition.

•	Any changes post acquisition will be communicated to you as necessary.

3.	Will there be any changes to my account representatives?

•	Until the transaction is complete, it remains business as usual and there will be no changes to how your account is serviced.

•	We will continue to provide you with the high quality service you have come to expect from Axiall.

4.	When will the changes take effect?

•	We expect the transaction to occur by the fourth quarter of 2016, and until that time, it remains business as usual.

•	As we work towards completing the transaction, I want to assure you that it’s our top priority to make this a smooth and seamless transition.

•	Any changes post acquisition will be communicated to you as required.

5.	I thought Axiall was opposed to a transaction with Westlake – what changed?

•	Having stated its willingness to consider strategic alternatives in addition to pursuing a standalone operating strategy, our Board worked diligently to achieve the highest value for Axiall stockholders.

•	The transaction is the culmination of its strategic review process to maximize stockholder value, which included the participation of multiple parties.

•	Ultimately, we believe the offer we accepted from Westlake provided the best value to stockholders.

•	We believe that Westlake is a strong strategic partner for Axiall.

•	Importantly, we believe this combination will drive significant value for our customers and business partners as we create a North American chlorovinyls leader with a highly integrated chain, diverse product portfolio and a globally competitive cost structure.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” as defined in, and subject to the safe harbor provisions of, the federal securities laws. These forward-looking statements include statements, among other things, concerning the expected benefits of the proposed Merger, such as growth potential, market profile, financial strength, and enhanced earnings per share, the potential financing of the transaction and the expected timing of the completion of the transaction. These forward-looking statements are often characterized by the use of words such as “expect,” “anticipate,” “plan,” “believe,” “may,” “should,” “will,” “could,” “continue” and the negative or plural of these words and other comparable terminology. Forward-looking statements are based on management’s assumptions regarding, among other things, general economic and industry-specific business conditions and the continued execution of Axiall’s business strategy, and actual results may be materially different. Risks and uncertainties inherent in these assumptions include, but are not limited to, the failure to receive, on a timely basis or otherwise, the required approvals by Axiall’s stockholders and government or regulatory agencies (including the terms of such approvals); the possibility that long-term financing for the transaction may not be put in place prior to the closing; the risk that a condition to closing of the proposed Merger or the committed financing may not be satisfied; the ability to retain and hire key personnel and maintain relationships with customers, suppliers or other business partners; the diversion of management time on Merger-related issues; the impact of legislative, regulatory and competitive changes; potential operational disruption caused by the proposed Merger that may make it more difficult to maintain relationships with customers, employees or suppliers; risk of potential litigation related to the proposed Merger; Axiall’s ability to successfully implement and administer its cost-saving initiatives (including its restructuring programs) and produce the desired results (including projected savings); future prices for the companies’ products; industry capacity levels for the companies’ products, raw materials and energy costs and availability, and feedstock availability and prices; changes in governmental and environmental regulations; the adoption of new laws or regulations that may make it more difficult or expensive to operate the companies’ businesses or manufacture its products; Axiall’s ability to generate sufficient cash flows from its business; future economic conditions in the specific industries to which the companies’ products are sold; global economic conditions; competition within Axiall’s industry; complications resulting from Axiall’s multiple enterprise resource planning (“ERP”) systems and the implementation of its new ERP systems; the companies’ failure to adequately protect their data and technology systems; costs resulting from complications or delays relating to Axiall’s arrangements with Lotte Chemical USA Corporation related to the ethane cracker (ethylene manufacturing plant) being constructed in Lake Charles, Louisiana; Axiall’s failure to realize the benefits of, and/or disruptions resulting from, any asset dispositions, asset acquisitions, joint ventures, business combinations or other transactions; the impact of legislative, regulatory and competitive changes; and other risk factors relating to the chemicals industry, and other factors discussed in Axiall’s and Westlake’s respective annual reports on Form 10-K for the year ended December 31, 2015 and subsequent quarterly reports on Form 10-Q. The risks and uncertainties above are not the only risks Axiall faces. Additional risks and uncertainties not presently known to Axiall that it believes to be immaterial also may adversely affect Axiall. Should any known or unknown risks and uncertainties develop into actual events, these developments could have material adverse effects on Axiall’s business, financial condition and results of operations, the parties do not undertake to publicly update or revise these forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied herein will not be realized.

All subsequent written and oral forward-looking statements concerning the proposed Merger or other matters attributable to the Axiall or any other person acting on its behalf are expressly qualified in their entirety by the cautionary statements referenced above. The forward-looking statements contained herein speak only as of the date of this communication. Axiall undertakes no obligation to update or revise any forward-looking statement, except as may be required by law.

Additional Information and Where To Find It

With respect to the 2016 Axiall annual meeting of stockholders, Axiall has filed a definitive proxy statement and other documents regarding the 2016 annual meeting of stockholders with the SEC and has mailed the definitive proxy statement and a WHITE proxy card to each stockholder of record entitled to vote at the 2016 annual meeting. With respect to the proposed Merger, Axiall expects to announce a special meeting of stockholders soon to obtain stockholder approval in connection with the proposed Merger between Westlake and Axiall. In connection with the special meeting, Axiall expects to file with the SEC a preliminary proxy statement and other relevant documents in connection with the proposed Merger. INVESTORS OF AXIALL ARE ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT FOR THE 2016 ANNUAL MEETING OF STOCKHOLDERS, THE PRELIMINARY PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS RELATED TO THE PROPOSED MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain the documents free of charge at the SEC’s website, www.sec.gov, and from Axiall at its website, www.axiall.com, or 1000 Abernathy Road NE, Suite 1200, Atlanta, GA 30328, Attention: General Counsel.

Participants in the Solicitation

Axiall and certain of its respective directors, executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the annual meeting of stockholders and the special meeting of stockholders. Information regarding Axiall’s directors and executive officers is available in Axiall’s proxy statement filed with the SEC on April 12, 2016 in connection with its 2016 annual meeting of stockholders. Other information regarding persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the definitive proxy statement related to the proposed Merger and other relevant materials to be filed with the SEC when they become available.

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